Exhibit 99.1

 WEX Third Quarter 2019 Earnings  October 31, 2019

 WEX Forward-Looking Statements  These earnings materials contain forward-looking statements, including statements regarding: financial guidance; assumptions underlying the Company's financial guidance; future growth opportunities and expectations; and, market opportunities. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in these earnings materials, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company's third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the material weaknesses first disclosed in Item 9A of the Company's Annual Report for the year ended December 31, 2018 filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019 and the effects of the Company's investigation and remediation efforts in connection with certain immaterial errors in the financial statements of our Brazilian subsidiary; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2018, filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019.  The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of these materials and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.Non-GAAP Information:For additional important information and disclosure regarding our use of non-GAAP metrics, specifically adjusted net income, please see our most recent earnings release, issued on October 31, 2019. See the Appendix to this presentation for an explanation and reconciliation of non-GAAP adjusted net income (or "adjusted net income" or “ANI”) to GAAP net income attributable to shareholders and ANI per diluted share to GAAP net income per diluted share.

 3Q2019 Highlights    Fleet    Travel & Corporate    Health & Employee Benefits  Up 19%   Up 16%   Up 10%   3Q2019 Segment Revenue Growth Vs. 3Q2018   +54%   +20%   +11%   US Healthcare up 73%

 Strategic Pillars   HIGHLIGHTS FOR THE QUARTER  Revenue growth of 19% with double-digit growth in each of the segmentsSuccessful migration of North American fleet platform to cloud completedStrong travel and corporate payments volume growth of 20%Impressive momentum in U.S. Health business generating revenue growth of 73% led new business additions and the Discovery Benefits acquisition Certified by "Great Place to Work" for third consecutive year

Executing on the WEX Strategy

BUILDING UPON OUR BEST IN CLASS GROWTH ENGINE

LEADING WITH SUPERIOR PRODUCTS AND TECHNOLOGY

FLEET

- NA Fleet platform cloud migration executed successfully allowing for increased speed to market, stability, scalability, functionality
- Clearview continues to be an important contributor to product differentiation
- DriverDash seeing high repeat usage and increasing spend

TRAVEL & CORPORATE

- Internal processing platform now hosts more than $3.7 Billion in purchase volume on a run-rate basis
- Currently in production with machine learning fraud prevention capability
- Platform improvements to customer experience during maintenance

HEALTH & EMPLOYEE BENEFITS

- Solutions now used by more than 50% of Fortune 1000 companies
- More than 185 enhancements made in October product release
- Consumer research leading to the design and improvement in our mobile experience
- Inaugural HSA Day held on October 15

5

 WEX Third Quarter 2019 Financial Results

 Company Results - Q3 2019     3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $459,963  $386,617  $73,346  19%            Net income attributable to shareholders  $14,619  $56,644  $(42,025)  (74)%  Net income attributable to WEX Inc. per diluted share  $0.33  $1.30  $(0.97)  (75)%            Adjusted net income attributable to shareholders  $113,491  $97,119  $16,372  17%  Adjusted net income attributable to shareholders per diluted share  $2.59  $2.23  $0.36  16%  Excellent third quarter results with both double-digit top-line and adjusted net income growth  In thousands except per diluted share data

 Revenue Breakdown - Q3 2019     3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $459,963  $386,617  $73,346  19%  Segment Revenue          Fleet Solutions  $277,526  $249,569  $27,957  11%  Travel and Corporate Solutions  $99,128  $82,810  $16,318  20%  Health and Employee Benefit Solutions  $83,309  $54,238  $29,071  54%  Double digit revenue growth rate for all segments  In thousands unless otherwise noted

 Fleet Solutions    3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  277,526  249,569  27,957  11%  Payment Processing Revenue ($)  125,288  116,023  9,265  8%  Finance Fee Revenue ($)  65,818  51,644  14,174  27%  All Other Revenue ($)  86,420  81,902  4,518  6%            Payment Processing Transactions  135,236  117,680  17,556  15%  Net Payment Processing Rate (%)  1.29%  1.19%  0.10%  8%  Average US Fuel Price ($/gallon)  2.80  3.06  (0.26)  (8)%  Net Late Fee Rate (%)  0.58%  0.43%  0.15%  35%  Continued strength in both the Over The Road and North America fuel businesses  In thousands unless otherwise noted

 Travel and Corporate Solutions    3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  99,128  82,810  16,318  20%  Payment Processing Revenue ($)  85,128  54,345  30,783  57%  All Other Revenue ($)  14,000  28,465  (14,465)  (51)%            Purchase Volume ($)  11,543,605  9,620,787  1,922,818  20%  Net Interchange Rate (%)  0.74%  0.56%  0.18%  32%  Travel and corporate payments drive strong revenue and volume growth  In thousands unless otherwise noted

 Health and Employee Benefit Solutions    3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  83,309  54,238  29,071  54%  Payment Processing Revenue ($)  14,340  12,503  1,837  15%  Account Servicing Revenue ($)  56,451  26,818  29,633  110%  All Other Revenue ($)  12,518  14,917  (2,399)  (16)%            Purchase Volume * ($)  1,126,156  1,061,215  64,941  6%  Average Number of SaaS Accounts*  13,022  11,057  1,965  18%  Outsized performance of U.S. Health business bolstered by acquisition of Discovery Benefits  In thousands unless otherwise noted* U.S. Only

 (in thousands)  3Q19  3Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Processing costs  $98,296   $81,190  $17,106  21%  Service Fees  $14,905  $13,818  $ 1,087  8%  Provision for credit losses  $14,847  $22,549  $(7,702)  (34)%  Operating interest  $11,508  $10,268  $ 1,240  12%  General and administrative  $65,423  $51,126  $14,297  28%  Sales and Marketing  $73,689  $54,611  $19,078  35%  Selected Operating Expenses   Processing costs are up mainly due to acquisitionsFleet credit loss was 12.6 basis points versus 14.2 last yearG&A up due to M&A activity, restructuring and remediation costsSales and marketing expenses up mainly due to Shell/Chevron, acquisitions and partner rebates      Cost of services  Selling general and administrative  Selected Operating Expenses (GAAP)

 Tax Rate  Key Updates  ANI tax rate in line with the prior quarters

 Additional Balance Sheet Items  Key Updates  Corporate cash1 balance was $219 million Available borrowing capacity of $719 million on line of creditLeverage ratio 3.7XSignificant mitigation of interest rate risk - approximately 65% of Financing Debt at effectively fixed rates  1 Corporate cash is calculated in accordance with the terms of our consolidated leverage ratio in the Company’s amended 2016 Credit Agreement as filed with the SEC2 Total financing and operating debt includes Term A, Term B, Notes and $50 million deferred payment for DBI acquisition which will be paid prior to the end of Jan 2020  2

Guidance

Strong business execution partially offset by lower average fuel prices and unfavorable foreign exchange rates

	4Q2019 OUTLOOK	Δ Yr/Yr	FY2019 OUTLOOK	Δ Yr/Yr
Revenue (in millions)	$452 - $462	19% - 21%	$1,736 - $1,746	17% - 17%
Adjusted Net Income[1] (in millions)	$110 - $114	20% - 24%	$399 - $403	12% - 13%
Adjusted Net Income Earnings per Diluted Share[1]	$2.51 - $2.61	19% - 24%	$9.10 - $9.20	11% - 12%
Domestic Fuel Prices ($ / Gallon)	$2.76		$2.79	
Fleet Credit Loss (Basis Points)	14 - 19		13 - 14	
Adjusted Net Income Tax Rate	24.5% - 25.5%		24.5% - 25.5%	
Number of Shares Outstanding	43.8 million		43.8 million	

1 The Company's adjusted net income guidance, which is a non-GAAP measure, excludes unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, impairment costs, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. We are unable to reconcile our adjusted net income guidance to the comparable GAAP measure without unreasonable effort because of the difficulty in predicting the amounts to be adjusted, including but not limited to, foreign currency exchange rates, unrealized gains and losses on derivative instruments, acquisition and divestiture related items and adjustments to the redemption value of a non-controlling interest, which may have a significant impact on our financial results.

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 Appendix

WEX Non-GAAP Reconciliation

	Three Months Ended September 30,							
	2019				2018			
				per diluted share				per diluted share
Net income attributable to shareholders	$	14,619	$	0.33	$	56,644	$	1.30
Unrealized loss (gain) on financial instruments		5,650		0.13		(2,157)		(0.05)
Net foreign currency remeasurement loss		16,528		0.38		1,094		0.03
Acquisition–related intangible amortization		42,800		0.98		33,439		0.77
Other acquisition and divestiture related items		7,907		0.18		1,536		0.04
Stock–based compensation		9,522		0.22		9,799		0.22
Restructuring and other costs		5,413		0.12		1,973		0.05
Impairment charge		—		—		2,424		0.06
Debt restructuring and debt issuance cost amortization		3,251		0.07		2,216		0.05
ANI adjustments attributable to non–controlling interests		27,149		0.62		(351)		(0.01)
Tax related items		(19,348)		(0.44)		(9,498)		(0.22)
Adjusted net income attributable to shareholders	$	113,491	$	2.59	$	97,119	$	2.23

	Nine Months Ended September 30,							
	2019				2018			
				per diluted share				per diluted share
Net income attributable to shareholders	$	44,560	$	1.02	$	147,038	$	3.38
Unrealized loss (gain) on financial instruments		39,078		0.89		(18,371)		(0.42)
Net foreign currency remeasurement loss		13,748		0.31		27,438		0.63
Acquisition–related intangible amortization		116,502		2.67		103,596		2.38
Other acquisition and divestiture related items		24,704		0.57		2,792		0.06
Stock–based compensation		34,956		0.80		25,659		0.59
Restructuring and other costs		12,914		0.30		8,274		0.19
Impairment charge		—		—		2,424		0.06
Debt restructuring and debt issuance cost amortization		18,200		0.42		11,515		0.26
ANI adjustments attributable to non–controlling interests		43,874		1.00		(889)		(0.02)
Tax related items		(60,585)		(1.39)		(40,381)		(0.93)
Adjusted net income attributable to shareholders	$	287,951	$	6.59	$	269,095	$	6.18

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WEX Non-GAAP Reconciliation  The Company's non-GAAP adjusted net income excludes unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, impairment charges, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. The Company's non-GAAP adjusted operating income excludes acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, and debt restructuring costs. Total segment adjusted operating income incorporates the same adjustments and further excludes unallocated corporate expenses.Although adjusted net income is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), this non-GAAP measure is integral to the Company's reporting and planning processes. The Company considers this measure integral because it excludes the above-specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because:Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments. Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, accounts receivable and accounts payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations.The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.Stock-based compensation is different from other forms of compensation as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.Restructuring and other costs includes other immaterial costs that the Company has incurred and are non-operational. We exclude these items when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. This also includes costs related to certain identified initiatives to further streamline the business, improve the Company's efficiency, create synergies and globalize the Company's operations, remediate the prior year material weaknesses, all with an objective to improve scale and efficiency and increase profitability going forward. Impairment charges represent non-cash asset write-offs, which do not reflect recurring costs that would be relevant to the Company's continuing operations. The company believes that excluding these non-recurring expenses facilitates the comparison of our financial results to the Company's historical operating results and to other companies in its industry.Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method, which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry.The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest, have no significant impact on the ongoing operations of the business.The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision.For the same reasons, WEX believes that adjusted net income may also be useful to investors as one means of evaluating the Company's performance. However, because adjusted net income is a non-GAAP measure, it should not be considered as a substitute for, or superior to, net income as determined in accordance with GAAP. In addition, adjusted net income as used by WEX may not be comparable to similarly titled measures employed by other companies.